RECOVERABLE TAXES	12 Months Ended
Dec. 31, 2024
Recoverable Taxes
RECOVERABLE TAXES

18.	RECOVERABLE TAXES

	2024	2023
Exclusion of ICMS from PIS/COFINS (i)	6,790.1	6,490.4
PIS/COFINS	148.1	2.1
ICMS	378.2	436.5
Income tax and social contributions	2,922.6	4,087.0
Other	265.0	309.1
Non-current	10,504.0	11,325.1

Exclusion of ICMS from PIS/COFINS (i)	307.7	219.0
PIS/COFINS	134.6	170.4
ICMS	359.9	426.9
IPI	119.6	112.5
Income tax and social contributions	2,582.1	2,436.6
Other	78.4	70.3
Current	3,582.3	3,435.7

Total	14,086.3	14,760.8

(i)	Over the past few years, as previously disclosed, the Company has recognized in its results PIS/COFINS credits arising from the exclusion of ICMS, including in the form of tax substitutions, from the calculation bases of these contributions. These tax credits are recorded against the recoverable taxes in the balance sheet, in the PIS/COFINS – ICMS exclusion line, as shown in the table above. The amounts that have not yet been offset substantially refer to tax credits from Regime Especial de Tributação de Bebidas Frias (“REFRI”), for the period from 2009 to 2015, in relation to which a lawsuit is currently in the expert examination phase.

Accounting policies

Recognition of assets and liabilities relating to prior year tax debits or credits

The accounting policy applied by the Company considers prior year tax credits and debits of any nature as determined by IAS 37 - Provisions, Contingent Liabilities and Contingent Assets, except for income taxes, which are subject to the policy disclosed in note 13 – Income tax and social contribution.

According to this policy, tax credits are recognized only when Management: (i) has elements that guarantee that obtaining the credit is virtually certain; and (ii) the amount to be offset or refunded can be reliably measured. In cases where the recovery of the asset is only probable, or where the amount cannot be reliably measured, the amounts are not recognized in the account, and instead are presented only in note 27 - Provisions, Contingent Liabilities and Contingent Assets related to contingent assets. Management understands that, in cases of lawsuits involving contingent assets, a final and unappealable decision on a specific lawsuit filed by the Company is required to confirm the existence of such rights, except where specific circumstances pertinent to the case allow the recognition of its rights with a sufficient degree of objectivity and reliability.

To measure the amounts of prior year tax credits arising from lawsuits, the Company evaluates the documents for the period covered by the lawsuit, and applies the guidelines for the final decision, applicable legislation or other elements that enable the amount to be estimated with sufficient reliability.

Debts of the same nature are recognized if: (i) they arise from a past event; (ii) there is a present obligation; (iii) an outflow of resources is probable; and (iv) the amount can be reliably estimated. If the expectation of disbursement is only possible, or the amount cannot be reliably measured, the amounts are presented in note 27 - Provisions, Contingent Liabilities, and Contingent Assets.

Both contingent assets and liabilities are assessed periodically to ensure that they are appropriately reflected and disclosed in the financial statements.

The accounting policy for the recognition of assets and liabilities arising from prior year tax credits and debits of any nature are recorded as “Other operating income/(expenses)”, except for amnesty payments and similar settlements, which are recorded as exceptional items, given their one-off nature, as per the accounting policy disclosed in note 8 – Exceptional items.